                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                August 31, 1998
--------------------------------------------------------------------------------
                Date of report (Date of earliest event reported)



                      TERRA NATURAL RESOURCES CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               001-12867                             88-0219765
--------------------------------------------------------------------------------
       (Commission File Number)           (IRS Employer Identification No.)

      5038 N. PARKWAY CALABASAS, SUITE #100, CALABASAS, CA         91302
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)         (Zip Code)

                                 (818) 591-4400
--------------------------------------------------------------------------------
                (Issuer's Telephone Number, Including Area Code)

                      NEVADA MANHATTAN MINING INCORPORATED
--------------------------------------------------------------------------------
                (Former Name, if Changed Since Last Report)

Item 5.        Other Events.

     This report is filed solely to file with the Securities and Exchange Commission the amended By-Laws of Terra Natural Resources Corporation.


Item 7.           Financial Statements and Exhibits.

         (c)       Exhibits

         Exhibit Number                                           Reference
         --------------                                           ---------

         (99)      Additional Exhibits

         By-Laws of Terra Natural Resources Corp as amended      Exhibit (99.1)

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      TERRA NATURAL RESOURCES CORPORATION
                                      (Registrant)


Date:   October 9, 1998         BY:    /s/ Jeffrey S. Kramer
                                       ----------------------------------
                                       JEFFREY S. KRAMER
                                       CHIEF FINANCIAL OFFICER

                                  EXHIBIT INDEX

         EXHIBIT NO                DESCRIPTION
         ----------                -----------

           99.1               By-Laws of Terra Natural Resources Corp as amended